UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 23, 2014
(Date of earliest event reported)	May 21, 2014

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

	We held our 2014 annual meeting of shareholders on May 21, 2014. The matters voted upon at the meeting and the results of such voting are set forth below.

1. The individuals set forth below were elected to the Board of Directors of the Company by a majority of the votes cast to serve one-year terms expiring at our 2015 annual meeting of shareholders as follows:

	Director	Votes For	Votes Against	Abstain	Broker Non-Votes

	James C. Day	160,310,334	1,329,583	757,793	22,917,779
	Julie H. Edwards	160,534,431	1,136,805	726,474	22,917,779
	William L. Ford	158,708,712	2,933,724	755,274	22,917,779
	John W. Gibson	157,333,676	4,351,022	713,012	22,917,779
	Bert H. Mackie	158,639,731	2,926,029	831,950	22,917,779
	Steven J. Malcolm	160,415,592	1,206,046	776,072	22,917,779
	Jim W. Mogg	159,889,746	1,701,892	806,073	22,917,779
	Pattye L. Moore	159,499,475	2,174,487	723,749	22,917,779
	Gary D. Parker	159,120,529	2,509,943	767,238	22,917,779
	Eduardo A. Rodriguez	160,232,624	1,373,066	792,020	22,917,779
	Terry K. Spencer	159,616,331	1,999,871	781,509	22,917,779

	2. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2014, was ratified by a majority of the votes cast as follows:

		Votes For 183,383,319	Votes Against 1,130,167	Abstain 802,004

3. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2014 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the votes cast as follows:

	Votes For 155,147,039	Votes Against 4,501,439	Abstain 2,748,951	Broker Non-Votes 22,918,061

	4. The shareholder proposal regarding publication of a report on methane emissions was not approved by a majority of the votes cast as follows:

	Votes For 42,774,027	Votes Against 96,554,474	Abstain 23,068,927	Broker Non-Votes 22,918,061

Item 7.01		Regulation FD Disclosure

On May 21, 2014, we released a summary of the remarks made by Terry K. Spencer, president and chief executive officer, at our annual meeting of shareholders on May 21, 2014, regarding our 2013 performance, dividend growth expectations through 2016 and highlights of our commitment to environmental, safety and health performance. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

99.1		News release issued by ONEOK, Inc. dated May 21, 2014 - Summary of President and CEO Remarks.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	May 23, 2014	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release issued by ONEOK, Inc. dated May 21, 2014 - Summary of President and CEO Remarks.

5